EXHIBIT 99.2

PBI-Dansensor A/S

Condensed Consolidated Income Statements

Quarters Ended March 31, 2012 and 2011

Unaudited

	March 31,	March 31,
	2012 (1)	2011 (2)

Revenue	$4,873,637	$4,788,163
Production costs	-2,699,082	-2,395,877
Gross profit	2,174,555	2,392,286

Sales and distribution costs	-884,441	-828,106
Administration costs	-946,505	-848,026
Operating profit	343,609	716,154

Other operating income	0	0

Profit before interest and tax	343,609	716,154

Financial income	5,994	5,132
Financial expenses	-176	-34,827
Profit before tax	349,427	686,459

Tax on profit for the quarter	-104,899	-205,938
PROFIT FOR THE QUARTER	$244,528	$480,521

(1)	Converted from DKK to U.S. dollars at the average exchange rate for the quarter of 0.1763

(2)	Converted from DKK to U.S. dollars at the average exchange rate for the quarter of 0.1833

PBI-Dansensor A/S

Condensed Consolidated Balance Sheets

March 31, 2012 and December 31, 2011

Unaudited

		March 31,	December 31,
	Notes	2012 (1)	2011 (2)

ASSETS

Development projects		$1,915,462	$2,015,320
Software		583,264	642,450
Intangible assets		2,498,726	2,657,770

Fixtures and fittings, tools and equipment		764,893	791,361
Plant and equipment		764,893	791,361

Deposits		117,442	117,062
Investments		117,442	117,062

TOTAL NON-CURRENT ASSETS		3,381,061	3,566,193

Inventories		2,045,992	1,904,703

Trade receivables		3,348,069	3,400,239
Amounts owed by parent company	4	0	1,312,074
Other receivables		250,778	189,530
Prepayments		193,348	191,097
Receivables		3,792,195	5,092,940

Cash at bank and in hand		832,669	1,810,635

TOTAL CURRENT ASSETS		6,670,856	8,808,278

TOTAL ASSETS		$10,051,917	$12,374,471

		March 31,	December 31,
		2012 (1)	2011 (2)
EQUITY AND LIABILITIES

Share capital		$3,586,000	$3,484,000
Retained earnings		2,478,120	2,233,592
Proposed dividends		0	2,613,000
EQUITY	5	6,064,120	8,330,592

Deferred tax		476,579	463,720
Other provisions		123,896	45,640
PROVISIONS		600,475	509,360

Trade payables		744,633	1,216,440
Other liabilities		2,056,931	1,808,196
Corporation tax payable		585,758	509,883
Short-term liabilities		3,387,322	3,534,519

LIABILITIES		3,987,797	4,043,879

TOTAL EQUITY AND LIABILITIES		$10,051,917	$12,374,471

(1)	Converted from DKK to U.S. dollars at the ending exchange rate for the quarter of 0.1793

(2)	Converted from DKK to U.S. dollars at the ending exchange rate for the year of 0.1742

PBI-Dansensor A/S

Condensed Consolidated Cash Flow Statements

Quarters Ended March 31, 2012 and 2011

Unaudited

		March 31,	March 31,
	Notes	2012 (1)	2011 (2)

Profit for the year		$244,528	$480,521
Depreciation and amortisation		388,389	230,641
Change in working capital:
Inventory		-84,271	-362,336
Receivables		100,844	-132,914
Provisions, trade and other payables		-188,369	513,115
		-171,796	17,865
Cash flows provided by operating activities		461,121	729,027

Acquisition of intangible assets		-101,901	-272,449
Acquisition of plant and equipment		-4,760	-146,154
Term deposit repaid by Parent Company	4	1,312,074	0

Cash flows provided by (used in) investing activities		1,205,413	-418,603

Dividends paid		-2,644,500	0
Cash flows provided by (used in) financing activities		-2,644,500	0

Net cash flows provided by (used in) operating, investing and financing activities		-977,966	310,424
Cash and cash equivalents at January 1		1,810,635	2,845,209

Cash and cash equivalents at March 31		$832,669	$3,155,633

(1)	Converted from DKK to U.S. dollars at the ending exchange rate for the quarter of 0.1793

(2)	Converted from DKK to U.S. dollars at the ending exchange rate for the quarter of 0.1833

PBI-DANSENSOR A/S

NOTES TO THE CONDENSED  CONSOLIDATED FINANCIAL STATEMENTS

QUARTERS ENDED MARCH 31, 2012 AND 2011

UNAUDITED

Note 1  General information

The condensed consolidated financial statements of PBI-Dansensor A/S (“PBI Dansensor”) have been prepared for the purpose of the acquisition of PBI Dansensor. The financial statements aggregate the accounts of all PBI Dansensor companies.

The accompanying unaudited condensed consolidated financial statements for the quarters ended March 31, 2012 and 2011 have been prepared by the PBI Dansensor management in a manner consistent with that used in the preparation of the consolidated financial statements as of December 31, 2011 and 2010 and the years then ended. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2011. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for the full year.

These financial statements have been prepared in accordance with recognition and measurement provisions in the Danish Financial Statements Act (Danish GAAP).

Note 2  Group accounting policies

The accounting policies applied in the condensed consolidated financial statements are in line with the accounting policies set out in the 2011 audited consolidated PBI Dansensor financial statements, filed as Exhibit 99.1 to this Form 8-K/A.

The preparation of the condensed consolidated financial statements requires management to make estimates and assumptions that can affect reported revenues, expenses, assets, liabilities, and contingent liabilities at the date of the financial statements. If the estimates and assumptions made by management to the best of its knowledge at the date of the financial statements differ from the actual facts, the original estimates and assumptions will be adjusted in the reporting period in which the facts have changed.

The condensed consolidated financial statements do not contain any new estimates and assumptions by management compared with the consolidated financial statements as at December 31, 2011.

Note 3  Changes in the scope of consolidation

There were no changes in the scope of consolidation in the reporting period.

Note 4  Amounts owed by parent company

The term deposit that had been made to the parent company at December 31, 2011 has been repaid to the Company with interest as of March 31, 2012.

Note 5  Equity

	March 31,	December 31,
	2012	2011
Share capital at January 1	$3,484,000	$3,558,000
Foreign translation adjustments	102,000	(74,000)
Share capital at period end	3,586,000	3,484,000

Retained earnings at January 1	2,233,592	3,448,236
Foreign translation adjustments	—	3,040
Transferred profit appropriation	244,528	(1,217,654)
Value change of financial hedge instruments, end of period	—	(40)
Tax on changes in equity	—	10
Retained earnings at period end	2,478,120	2,233,592

Dividend at January 1	2,613,000	—
Foreign translation adjustments	76,500	—
Proposed dividend, cf. profit appropriation	—	2,613,000
Dividend paid, profit appropriation	(2,689,500)	—
Dividend at period end	—	2,613,000

Equity at period end	$6,064,120	$8,330,592

Note 6 Contractual obligations

	March 31,	December 31,
	2012	2011
Lease obligations (operating lease) due within five years	$275,405	$310,076

Rental obligations	1,033,664	1,056,523
	$1,309,069	$1,366,599

Note 7  Collateral

PBI Dansensor A/S has entered into import banker’s credit with Danske Bank of the amount of $36,000.

Note 8            Reconciliation to United States generally accepted accounting principles (U.S. GAAP)

The unaudited financial statements for the quarters ended March 31, 2012 and 2011 have been prepared in accordance with the provisions of the Danish Financial Statements Act (Danish GAAP), which differs in certain respects from U.S. GAAP.

The following is a summary of material adjustments to net income for the quarters ended March 31, 2012 and 2011 and equity as of March 31, 2012 and December 31, 2011, necessary to reconcile those to net income and equity determined in accordance with U.S. GAAP.

Reconciliation of net income under Danish GAAP to U.S. GAAP:

	March 31,	March 31,
DKK	2012	2011

Net income as reported under Danish GAAP	$244,528	$480,521

Development costs incurred in the quarter	(101,901)	(130,109)

Amortization of development costs in the quarter	257,927	45,485

Deferred tax adjustments	(39,007)	21,156
Net income as reported under U.S. GAAP	$361,547	$417,053

Reconciliation of equity under Danish GAAP to U.S. GAAP:

	March 31,	December 31,
DKK	2012	2011

Equity as reported under Danish GAAP	$6,064,120	$8,330,592

Reversal of capitalized development costs, net of accumulated amortization as of January 1	(2,015,320)	(1,479,157)

Development costs incurred in the period	(101,901)	(1,173,545)

Amortization of development costs in the period	257,927	579,390

Foreign currency translation adjustment	(56,168)	57,992

Deferred tax adjustments	478,866	503,830
Equity as reported under U.S. GAAP	$4,627,524	$6,819,102

Statement of Cash flows

Under Danish GAAP, cash flows used in investing activities included investments in capitalized development costs.  Under U.S. GAAP these costs are included in cash flows provided by operating activities on the consolidated cash flow statement.  This amounts to $101,901 for the quarter ended March 31, 2012.

Aside from the above, there are no material differences between cash flow reporting reported in the cash flow statement under Danish GAAP and cash flows reported in a statement of cash flows prepared in accordance with U.S. GAAP.

Note 9  Subsequent events

We have evaluated the subsequent events through June 20, 2012, the date at which the financial statements were available, and none, other than the closing of the acquisition of PBI Dansensor by MOCON on April 2, 2012, were identified.